Exhibit 99.2


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made between SLM Holdings, Inc., a Delaware corporation (the "Company"), and Jon Finkelstein ("Executive"), with address at 19998 Shadow Creek Ct, Ashburn, VA 20147;

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have agreed to enter into this Employment Agreement pursuant to the terms and conditions of the Asset Purchase Agreement (the "Purchase Agreement"), dated August 21, 2007, by and between SLM Holdings, Inc., a Delaware corporation (the "Company"), and VerticalFalls, Inc., a Virginia corporation ("VerticalFalls");

         WHEREAS, Jon Finkelstein (the "Executive") is the Chief Executive Officer of VerticalFalls;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties, intending to be legally bound, agree as follows:

         1. EFFECTIVE DATE. This Employment Agreement (the "Agreement") shall become effective as of the date of its execution (the "Effective Date") and shall terminate and be of no force or effect if the Agreement is terminated in accordance with its terms.

         2. EMPLOYMENT AND DUTIES. Executive shall have such duties, functions, responsibilities, and authority customarily pertaining to the position of Interim Chief Operating Officer and member of the Board of Directors (the "Board"), subject, however, to the directives of the majority of Board. Executive shall devote his full time, skill, attention and his best efforts during normal business hours to the business and affairs of the Company, and in furtherance of the business and affairs of the Company and its subsidiaries; except for usual, ordinary, and customary periods of vacation and absence due to illness or other disability;

         3. BASE COMPENSATION. The Company shall pay Executive for his services under this Agreement as follows:

                  (a) A gross base annual salary equal to $200,000.00 for the duration of his employment (the "Base Salary") payable in accordance with the regular semi-monthly payroll schedule of Buyer. Any unpaid amount of the annual base salary shall accrue interest at the rate of 8% per annum, principle and interest to be payable upon the earlier of (i) after eight months from the execution of this Agreement; or (ii) at the time the Company obtains, after the execution of this Agreement, gross revenues from any sources in the amount of at least $1,000,000.00; or (iii) upon Buyer's receipt at any time after the execution of this Agreement of aggregate net proceeds from private or public offerings of its securities amounting to at least $5,000,000 cumulatively.

                Notwithstanding anything to the contrary herein, Executive agrees that non-payment of the Executive's Base Salary for the first four months from the date of this agreement shall not constitute Good Reason for termination of this Agreement. Executive also agrees that (i) payment of at least $8,500 per calendar month for each month during months 4 to 8 from the effective date of this agreement; or (ii) receipt by the Executive of at least $20,000 of his Base Salary then due and full payment of the bonus specified in Section 3 (b)(i) shall each operate to preclude the Executive from terminating this Agreement under Section 10 or any other applicable provision in this Agreement for a period of eight months from the date of this agreement.

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                  (b)      Additional compensation to be payable as follows:

                           (i)      A bonus of  $100,000  payable in the form of
                  an eight  month note.  The note  described  in this  paragraph shall be payable at a rate of $0.50 for every net dollar raised by the Company at any time after the execution of this Agreement. The note shall be payable in full upon the earlier of (i) after eight months from the execution of this Agreement; or (ii) at the time the Company obtains gross revenues from any sources in the amount of at least $1,000,000.00;

                           (ii) An additional bonus of $100,000 if the Company obtains revenues in the amount of $2,500,000 within a period of 14 succeeding months after the execution of this Agreement; and

                           (iii) An additional bonus of $100,000 if the Company obtains revenues in the amount of $5,000,000 within a period of 14 succeeding months after the execution of this Agreement;

                  (c) In addition to the payments described in 3a and 3b above, the company agrees to reimburse Executive's costs for Medical insurance obtained up to a maximum amount of $1,000 per month.

                  Notwithstanding anything herein to the contrary, in the event that the Company pays its Chief Executive Officer, Jason Bishara, any amount as salary for services rendered by him after the execution of this Agreement, the Executive shall be entitled to receive an equivalent amount as payment of his Base Salary, which amount shall be deductible from the amount due on the Note.

         4. STOCK. Upon execution of this agreement, the Company shall issue and deliver to Executive 4,875,000 shares of the Buyer's common stock (fully vested). The shares shall at all points in time have the same rights, privileges, and preferences as the shares that may be held from time to time by Jason Bishara. To the extent any change occurs in the rights, privileges, and preferences of the common stock currently held by Jason Bishara, the same changes will be reflected in the interests granted to the Executive.

         5. VACATIONS. Executive shall be entitled to take three weeks vacations, with pay, provided that such vacations do not interfere with the performance of his duties and services hereunder.

         6. BUSINESS EXPENSES. Executive shall be reimbursed by the Company for all expenses reasonably paid or incurred by him that is not in excess of $1,000 within a period of one (1) month, provided that such expenses are incurred in connection with the performance of his duties hereunder, and only upon approval obtained after presentation of expense statements, receipts or vouchers or such other supporting information reasonably evidencing such expenses.

         7. TERM. The term of Executive's employment by the Company hereunder shall be for a period of three (3) years commencing on the Effective Date of this Agreement. The term of this Agreement may be extended upon mutual written consent of both parties to this Agreement.

         8. TERMINATION. Executive's employment with the Company shall terminate upon the first to occur of the (i) expiration of the term of this Agreement (as may be extended pursuant to Section 6

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

hereof), (ii) death of Executive, (iii) disability of Executive, but only upon compliance with the provisions of Section 9 hereof, (iv) termination of Executive for Cause (as defined in Section 9), (v) termination by Executive pursuant to Section 11 hereof; or (vi) written consent of all parties to this Agreement.

         9. DISABILITY OF EXECUTIVE. If, as a result of Executive's incapacity due to physical or mental illness, Executive shall have been absent from his duties hereunder on a full-time basis for the entire period of three consecutive months, and within thirty (30) days after written notice of termination is given (which may occur before or after the end of such three-month period) he shall not have returned to the performance of his duties hereunder on a full-time basis (a "Disability"), employment of Executive hereunder shall cease.

         10. TERMINATION FOR CAUSE. The Company may terminate Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder upon:

         (a) Discovery by the Company of any misrepresentation or false statements made by the Executive in the Asset Purchase Agreement entered into by and between the Company and VerticalFalls Software, Inc. dated August 21, 2007;

         (b) Executive's conviction of, or plea of nolo contendere to, any felony of theft, fraud, embezzlement or violent crime;

         (c) The willful and continued failure by Executive to substantially perform Executive's duties with the Company (other than such failure resulting from Executive's incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Executive by the Board, which specifically identifies the manner in which the Board believes that Executive has not substantially performed Executive's duties;

         (d) The willful engaging by Executive in misconduct which is materially injurious to the interests of the Company or any successor thereto (or any affiliate of the Company or a successor thereto);

         (e) The failure of the Company to earn revenues in the amount of $1,000,000 within the first 8 months of the effectivity of this Agreement; or

         (f) The failure of the Company to earn revenues in the amount of $3,000,000 within the first 14 months of the effectivity of this Agreement;

          For purposes of this Section 10, no act, or failure to act, on Executive's part shall be considered "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

          Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Executive a copy of a notice of termination from the Board, after (x) reasonable notice to Executive, (y) an opportunity for Executive, together with Executive's counsel (the reasonable fees of which shall be born by the Executive), to be heard before the Board, finding that, in the good faith opinion of the Board, Executive was guilty of conduct set forth above in clauses (a), (b) or (c) of the second sentence of this Section 9 and specifying the particulars thereof in detail, and (z) in the case of conduct set forth in clause (c), a period of not less than sixty (60) days to remedy same.

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         In the event of termination  of the Executive for Cause,  the Executive shall forfeit and immediately return all shares of common stock in the Company which he has received by virtue of his employment herein.

         11.      TERMINATION   BY   EXECUTIVE.   Executive  may  terminate  his
employment hereunder (i) for Good Reason, or (ii) for any other reason upon providing at least 90 days advance written notice.

         For purposes of this Agreement, "Good Reason" shall mean any of the following:

         (a) A failure by the Company to comply with any material provision of this Agreement which has not been cured within sixty (60) working days after written notice of such noncompliance has been given by Executive to the Company;

         (b) A material change in the nature or scope of Executive's duties, as described herein, or as may be reasonably requested by the Board of Directors of the Company, from time to time, from those engaged in by Executive on and immediately after the date of this Agreement;

         (c) A reduction in Executive's annual Base Salary, other compensation or any other benefits from that provided to him pursuant to this Agreement, unless such reduction is with the express or implied consent of the Executive;

         (d) A material diminution in Executive's eligibility to participate in or in the benefits provided to Executive under any bonus, stock option or other incentive compensation plans or employee welfare and pension benefit plans (including medical, dental, life insurance, retirement and long-term disability plans) from that provided to him on the date of this Agreement;

         12. NOTICE OF TERMINATION. Any termination of Executive's employment by the Company pursuant to Sections 7, 8 or 9 shall be communicated by 120 day prior written Notice of Termination to the Executive. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provisions in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed or provide a basis for termination of Executive's employment under the provision so indicated.

         13. EFFECT OF TERMINATION OF EMPLOYMENT FOR CAUSE If the Company shall terminate Executive's employment for Cause, then upon such termination, all rights, benefits and compensation of Executive under this Agreement shall immediately terminate, except that equity options, if any, shall continue to be governed in accordance with their terms. The rights and remedies of the Company as set forth in this Section 12 shall be cumulative with and shall be in addition to (i) any and all other relief available to the Company for breach by Executive of any other provision of this Agreement, and (ii) any and all other general or equitable relief to which the Company may be entitled by reason of such breach.

         14. OTHER TERMINATION OF EMPLOYMENT. If Executive shall terminate his employment for Good Reason under Section 11 hereof, then (i) within 30 days following such termination, upon Executive's execution of the General Release, the Company shall pay to Executive an amount equal to three (3) times the sum of
(A) the amount of Executive's monthly base salary; (ii) Executive shall be entitled to continue to participate in all benefit programs and incentive plans of the Company during a period equal to the remainder of Executive's employment term hereunder, but in no event shall such period be more than twelve (12) months.

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         15.      LEGAL FEES. Each Party shall pay all reasonable legal fees and expenses promptly as they are incurred by the other party in seeking to obtain or enforce any right or benefit provided under this Agreement.

         16. CONFIDENTIALITY; NON-COMPETE. During the time of Executive's employment and for a period of two (2) years following the termination of Executive's employment with the Company, Executive agrees not to compete with the Company for any acquisition, prospect or project that the Company was pursuing, or has expressed its intention to pursue prior to Executive's termination, and Executive shall hold in strict confidence and shall not, directly or indirectly, disclose or reveal to any person, or use for his own personal benefit or for the benefit of anyone else, any trade secrets, confidential dealings, or other confidential or proprietary information of any kind, nature, or description (whether or not acquired, learned, obtained, or developed by Executive alone or in conjunction with others) belonging to or concerning the Company or any of its subsidiaries, except (i) with the prior written consent of the Company duly authorized by its Board of Directors, (ii) in the course of the proper performance of Executive's duties hereunder, (iii) for information (x) that becomes generally available to the public other than as a result of unauthorized disclosure by Executive or his affiliates or (y) that becomes available to Executive on a nonconfidential basis from a source other than the Company or its subsidiaries who is not bound by a duty of confidentiality, or other contractual, legal, or fiduciary obligation, to the Company, or (iv) as required by applicable law or legal process.

         17. MISCELLANEOUS. (a) NOTICES. Any notice or communication required or permitted hereunder shall be given in writing and shall be (i) sent by first class registered or certified United States mail, postage prepaid, (ii) sent by overnight or express mail or expedited delivery service, (iii) delivered by hand or (iv) transmitted by facsimile transmission, to the address or fax number for the party as set forth opposite such party's name on the signature page hereof, or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party in accordance herewith. Any such notice or communication shall be deemed to have been given as of the date of first attempted delivery at the address or fax number and in the manner provided above.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided, however, that in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Company, this Agreement shall be binding upon the successor to the Company's business and assets.

                  (c) INTERPRETATION. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and vice versa, and the words in masculine gender shall include the feminine gender and vice versa.

                  (d) SEVERABILITY. Every provision in this Agreement is intended to be severable. In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remaining provisions of this Agreement.

                  (e) CAPTIONS. Any section or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of the context of this Agreement.

                  (f) ENTIRE AGREEMENT. This Agreement together with the Purchase Agreement contains the entire understanding and agreement between the parties and supersedes any prior written or oral agreements between them respecting the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between and among the

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parties hereto  relating to the subject  matter of this Agreement  which are not fully expressed herein or therein.

                  (g) NO WAIVER. Except as provided under this Agreement, the failure of any party to insist upon strict performance of a covenant or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any obligation hereunder.

                  (h) AMENDMENT. This Agreement may be changed, modified or amended only by an instrument in writing duly executed by all of the parties hereto. Any such amendment shall be effective as of such date as may be determined by the parties hereto.

                  (i) ENFORCEMENT. The Company may enforce this Agreement pursuant to the provisions of the Purchase Agreement.

                  (j) CHOICE OF LAW. This agreement and the rights and obligations of the parties hereunder shall be governed by the laws of New York.

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused the same to be executed by their duly authorized corporate officers, all as of the day and year first above written.









"Executive"                 /s/ Jon Finkelstein
                            ---------------------
                            Jon Finkelstein
                            Address: 19998 Shadow Creek Ct, Ashburn, VA 20147
                            Fax No. 703-935-1392


"Company"                   SLM HOLDINGS, INC


                            By: /s/ Jason Bishara
                                ---------------------------------
                                 Jason Bishara
                                 Executive Officer
                            Address:
                            Fax No.

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